SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):

                            February 13, 2008
                           ------------------

                      NORTH EUROPEAN OIL ROYALTY TRUST
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            (Exact name of Registrant as specified in its charter)


                         Commission File No. 1-8245

               Delaware                             22-2084119
        -----------------------                -----------------------
        (State of organization)                (IRS Employer I.D. No.)


        Suite 19A, 43 West Front Street, Red Bank, N.J.          07701
       ----------------------------------------------------------------
                 (Address of principal executive offices)


                               732-741-4008
            ---------------------------------------------------
            (Registrant's telephone number including area code)


                               Not Applicable
         ------------------------------------------------------------
         Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                                   -2-


Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in
             ------------------------------------------------------------
             Fiscal Year.
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             On February 13, 2008, at the annual meeting of unit owners of
             North European Oil Royalty Trust (the "Trust"), the unit owners voted to approve amendments to the North European Oil Royalty Trust Agreement (the "Trust Agreement") to clarify that units of beneficial interest in the Trust may be issued in uncertificated form and to provide that the Trust shall have a perpetual life.

             The full text of these amendments, as well as all other previous amendments, has been incorporated into the Trust Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.



Item 9.01.   Financial Statements and Exhibits.
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            (d) Exhibits.  The following exhibit is furnished herewith:


         Exhibit      Description
           No.

           3.1 North European Oil Royalty Trust Agreement, dated September 10, 1975, as amended through February 13, 2008.





                                SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    NORTH EUROPEAN OIL ROYALTY TRUST
                                    --------------------------------
                                            (Registrant)



                                     By:    /s/ John R. Van Kirk
                                          ------------------------
                                                John R. Van Kirk
                                                Managing Director
Dated:   February 15, 2008